 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

August 4, 2023

electroCore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38538	20-3454976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Forge Way, Suite 205

Rockaway, NJ 07866

(Address of principal executive offices and zip code)

(973) 290-0097

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	ECOR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On August 9, 2023, electroCore, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2023. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference.

Except for information relating to Adjusted EBITDA net loss from operations and its reconciliation to generally accepted accounting principles (GAAP), the information contained in this Item 2.02 and Item 9.01 in this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Joseph P. Errico, a member of the board of directors (the “Board”) of the Company, resigned from the Board effective as of May 22, 2023, and Trevor J. Moody, a Class II member of the Board, did not stand for reelection at the 2023 Annual Meeting of Stockholders (the “Meeting”). Accordingly, by resolution of the Board, the size of the Board has been decreased to seven members as of August 4, 2023.

Following the recent Board changes, the Nominating and Corporate Governance Committee and the Compensation Committee of the Board are constituted as follows:

Nominating and Corporate Governance Committee: Thomas J. Errico, M.D. (Chair), Julie Goldstein and Patricia Wilber; and Compensation Committee: John P. Gandolfo (Chair), Thomas J. Errico, M.D. and Julie Goldstein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 4, 2023, the Company held the Meeting. The total number of shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company entitled to vote at the Meeting was 4,752,443 and there were present, in person or by proxy, 2,319,079 shares of Common Stock, which constituted a quorum for the Meeting. The matters voted upon and the results of the vote were as follows:

Proposal 1: Election of One Class II Director to the Board of Directors for a three-year term of office expiring at the 2026 Annual Meeting of Stockholders

The following director was elected by the following vote to a three-year term of office expiring at the 2026 Annual Meeting of Stockholders:

NOMINEE	FOR (#)	FOR (%)	WITHHELD (#)	WITHHELD (%)	BROKER NON-VOTES
Thomas M. Patton	746,734	85.61%	118,046	13.54%	1,447,252

Proposal 2: Ratification of Appointment of Marcum LLP as Independent Registered Public Accounting Firm

A proposal to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023 was adopted with the votes shown:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,242,013	58,545	18,521	n/a

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated August 9, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

electroCore, Inc.

August 9, 2023	/s/ Brian M. Posner
Brian M. Posner
Chief Financial Officer